STEINROE VARIABLE INVESTMENT TRUST

                            Capital Appreciation Fund
                            Managed Growth Stock Fund
                               Managed Assets Fund
                         Mortgage Securities Income Fund
                                Cash Income Fund















                                                     Semiannual Report
                                                       June 30, 1997

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                                TABLE OF CONTENTS
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 PORTFOLIO MANAGER'S DISCUSSION:
    Capital Appreciation Fund ..........................................1
    Managed Growth Stock Fund ..........................................3
    Managed Assets Fund ................................................4
    Mortgage Securities Income Fund ....................................5
    Cash Income Fund ...................................................6
 FINANCIAL STATEMENTS:
    Capital Appreciation Fund ..........................................7
    Managed Growth Stock Fund .........................................12
    Managed Assets Fund ...............................................17
    Mortgage Securities Income Fund ...................................23
    Cash Income Fund ..................................................28
 NOTES TO FINANCIAL STATEMENTS ........................................32

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PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Capital Appreciation Fund
-------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

Following a relatively weak first quarter, the Fund's performance rebounded in the second quarter ended June 30, 1997, with the Fund gaining 15.6 percent, only slightly behind the Russell 2000 return of 16.2 percent. This led to a total return for the six months ended June 30, 1997, of 7.2 percent for the Fund versus a 10.2 percent return for the Russell 2000. The Fund's performance continued to strengthen in the latter part of the second quarter, gaining 6.6 percent for the month of June versus 4.3 percent for the Russell 2000.

   We maintain between 30 percent and 40 percent of our total equity assets in the Fund's 10 largest equity positions. Such concentration has enhanced the Fund's overall return in the past. Past experience suggests that the stocks that perform best for us are those we know most thoroughly. During the reporting period, we added to our 10 largest holdings, increasing the concentration of the Fund's equity assets in its top holdings to 37 percent. We believe this strategy helped the Fund's overall performance, as our top 10 equity holdings accounted for approximately 74 percent of the Fund's total return in the first six months. For example, four of the Fund's top 10 holdings -- Alternative Resources (3.2 percent of total net assets), AVX Corporation (3.6 percent of total net assets), CB Commercial Real Estate (3.8 percent of total net assets), and 20th Century Industries (3.9 percent of total net assets) -- appreciated 17.3 percent, 25.6 percent, 53.4 percent and 24.4 percent, respectively, during the first six months of the year.

   In terms of sector performance, the Capital Appreciation Fund's best performers in the first half of the year were in the financial, technology and industrial sectors. Financial stocks that contributed meaningfully to the strong performance included our specialty insurance holdings -- 20th Century Industries, Mutual Risk Management and Meadowbrook Insurance (3.9 percent, 2.9 percent, and 3.4 percent of total net assets) -- as well as the real estate manager and broker CB Commercial Real Estate (3.8 percent of total net assets). Among the strongest performers in the technology sector were FiServ (3.6 percent of total net assets), which provides data processing services to financial companies, and Alternative Resources (3.2 percent of total net assets), which provides human resource solutions for technology assignments. AVX Corporation (3.6 percent of total net assets), a leading manufacturer of passive electronic components also fared well, as demand for its products has begun to increase following a cyclical slowdown in business volume. Strong industrial stocks include Kent Electronics (2.8 percent of total net assets), an electronics distributor and contract manufacturer, and Ballantyne of Omaha (1.9 percent of total net assets), the leading producer of motion picture projectors. Finally, Grupo Radio Centro (1.8 percent of total net assets) also did well; this owner and operator of radio stations in Mexico benefited from improving economic conditions.

   Offsetting a portion of these gains, the Fund's energy holdings continued to underperform in the second quarter reflecting declining oil and gas prices. Barrett Resources (2.3 percent of total net assets) was particularly weak based on disappointing recent exploration results. While the Fund's three domestic exploration and production companies have been disappointing investments in the short term, they have been very successful long-term investments because their management teams have succeeded in growing oil and gas reserves rapidly at a low cost per barrel. Central European Television (3.2 percent of total net assets), an owner and operator of television stations based in Europe, was negatively affected by regulatory uncertainty -- subsequently resolved in way that is favorable to the company -- and currency depreciation in the Czech Republic.

   Recent new holdings include CoreStaff, a provider of information technology staffing solutions; SPSS, a leader in statistical software; and Henry Schein, a distributor of dental and medical products (2.3 percent, 1.8 percent, and 1.2 percent of total net assets). We also purchased shares in Helen of Troy (1.6 percent of total net assets), a designer and marketer of hair care and personal appliances. The Fund sold CFC International, National Processing and Storm Technology after disappointing operating results, and we eliminated Dr. Solomon's Group after signs of more vigorous competition in the anti-virus software market.

   The Capital Appreciation Fund attempts to create wealth for its shareholders by investing in well-selected small-cap growth companies that are entrepreneurially managed and which trade at reasonable valuation levels. During the reporting period we maintained an equity ratio of roughly 90 percent of total net assets -- this is approximately the midpoint of our normal equity ratio range of 85 percent to 95 percent. We believe the growth prospects for the companies in the portfolio are considerably higher than for the typical company in today's market. At the same time, the portfolio's price-earnings ratio is only a modest premium to that of the market. In our opinion today's small-cap investor should benefit from higher growth, without having to overpay for it.

                                        John McLandsborough and Dick Peterson,
                                                            Portfolio Managers

SteinRoe Variable Investment Trust
Capital Appreciation Fund, S&P 500 and Russell 2000

Performance of a hypothetical $10,000 investment January 1, 1989, to June 30, 1997

Average Annual Total Return
at June 30, 1997
1-Year      5-Year      Inception
16.7%       20.4%        17.4%

Line Chart:
       Capital Appreciation Fund   S&P 500 Index   Russell 2000 Index
1/89   10000                       10000           10000
12/89  13084                       13163           11626
12/90  11918                       12754            9361
12/91  16357                       16631           13672
12/92  18725                       17896           16189
12/93  25406                       19697           19245
12/94  25708                       19955           18894
12/95  28729                       27444           24270
12/96  36469                       33756           28274
6/97   39077                       40335           31158


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Life of Fund is from Fund inception on Jan. 1, 1989, benchmark performance is from Dec. 31, 1988, to June 30, 1997. The Russell 2000 is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's small-cap fund peer group for the one-year, five-year and Life of Fund periods ended June 30, 1997, were 16.68 percent,
16.55 percent and 16.42 percent, respectively.

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PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Managed Growth Stock Fund
-------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

For the six months ended June 30, 1997, Managed Growth Stock Fund's return of
19.57 percent outpaced the 14.35 percent median return of its Lipper VA growth fund peer group as well as the S&P 500 return of 19.49.

   During the first half of the reporting period, growing concern about a possible earnings slowdown prompted many investors to flee small- and mid-cap stocks in search of the liquidity and predictability of large-cap, high-quality growth stocks. The Fund clearly benefited from this trend, which continued into the second half of the reporting period. Large-cap, high-quality growth stocks have experienced a powerful market rally as their multinational focus continues to attract investors' dollars. That's because investors have increasingly emphasized earnings, and large-cap, high-quality stocks with a multinational focus have, in general, reported much better earnings than their small- and mid-cap brethren.

   The pharmaceutical sector was one of our top performers, due in large part to a string of successful new product introductions and the continued enthusiastic support of investors who favor the noncyclical -- and relatively stable -- nature of drug company earnings. The portfolio's telecommunications equipment providers also boosted performance, particularly companies like Motorola, Tellabs and LMEriccson (3.5 percent, 2.6 percent and 3.0 percent of total net assets, respectively) that continue to provide innovative products to help solve the need among telephone companies to upgrade systems and handle greater voice and data capacity. Finally, global consumer franchises like Coca-Cola, Gillette and Procter & Gamble (3.4 percent, 3.6 percent and 3.2 percent of total net assets, respectively) continue to do well as their earnings consistently meet or exceed expectations.

   Purchases during the last six months have ranged from Motorola, a telecommunications equipment company, and Nokia Corp., a leading international telecommunications group; to Paychex, Inc., a provider of payroll processing services, and Wells Fargo & Co., one of the largest bank holding companies (3.5 percent, 1.9 percent, 0.7 percent and 1.3 percent of total net assets, respectively). We believe these companies should experience strong earnings growth over the next few years.

   We remain positive about the Fund's long-term prospects, especially since we think that increased global competition has created a new breed of large-cap company-- one that boasts worldwide dominance, superefficient production and an outspoken commitment to shareholder value. In our opinion, these kinds of companies should do well regardless of how the U.S. economy is performing.

                                             Erik Gustafson, Portfolio Manager



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Life of Fund is from Fund inception on Jan. 1, 1989; benchmark performance is from Dec. 31, 1988, to June 30, 1997. The S&P 500 is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's VA growth fund peer group for the one-year, five-year and Life of Fund periods ended June 30, 1997, were 16.68 percent, 16.55 percent and
16.42 percent, respectively.

SteinRoe Variable Investment Trust
Managed Growth Stock Fund and S&P 500

Performance of a hypothetical $10,000 investment January 1, 1989, to June 30, 1997

Average Annual Total Return
at June 30, 1997
1-Year      5-Year      Inception
29.7%        17.6%       17.7%

Line Chart

       Managed Growth Stock Fund    S&P 500 Index
1/89   10000                        10000
12/89  13130                        13163
12/90  12913                        12754
12/91  19115                        16631
12/92  20382                        17896
12/93  21395                        19697
12/94  20036                        19955
12/95  27596                        27444
12/96  33468                        33756
6/97   40018                        40335

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PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Managed Assets Fund
-------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

For the six months ended June 30, 1997, Managed Assets Fund's return of 9.17 percent lagged the 10.14 percent median return of its Lipper VA flexible portfolio peer group, and the 19.49 percent return of the S&P 500.

   Solid performances by our financial services, health care, electrical equipment and retail holdings fueled performance. Many of our international holdings also contributed. Our equity gains, however, were offset somewhat by the flatter returns of our REIT and energy holdings. Our fixed income holdings -- dampened in the first quarter of 1997 when the rate increase caused the long bond to more than retrace earlier gains -- rallied later in the reporting period on the news of a possible budget deal and strong foreign demand.

   To help enhance diversification, we added several new holdings, including United HealthCare, a health care management firm; Fujitsu, a Japanese telecommunications equipment firm; Siemens, a German electronics firm; and Santa Fe International, an oil services firm (0.7 percent, 0.5 percent, 0.5 percent and 0.5 percent of total net assets, respectively). We shifted out of GM and into Honda (0.7 percent of total net assets) during the last six months, as we think a stronger dollar could hamper U.S. automakers' ability to compete against Japanese and German competitors.

   Going forward, we believe inflation will remain moderate and economic growth will eventually slow, which could lead to further positive returns for our bond investments. While we think attractive equity opportunities exist overseas, we're less positive about the domestic stock market, as we think either slowing corporate revenues or increasing wage pressures could lead to some erosion in profit margins. Nonetheless, we think a good bond market and strong economic conditions should ward off any major dislocations.

                                          Harvey Hirschhorn, Portfolio Manager



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Life of Fund is from Fund inception of Jan. 1, 1989; benchmark performance is from Dec. 31, 1988, to June 30, 1997. The S&P 500 is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's VA flexible portfolio fund peer group for the one-year, five-year and Life of Fund periods ended June 30, 1997, were 19.49 percent,
13.11 percent and 13.10 per cent, respectively.

SteinRoe Variable Investment Trust
Managed Assets Fund and S&P 500

Performance of a hypothetical $10,000 investment January 1, 1989, to June 30, 1997

Average Annual Total Return
at June 30, 1997
1-Year      5-Year      Inception
18.5%        12.4%        12.9%

Line Chart
       Managed Assets Fund     S&P 500 Index
1/89   10000                   10000
12/89  12238                   13163
12/90  12154                   12754
12/91  15549                   16631
12/92  16720                   17896
12/93  18273                   19697
12/94  17690                   19955
12/95  22189                   27444
12/96  25657                   33756
6/97   28010                   40335

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PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Mortgage Securities Income Fund
-------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

   For the six months ended June 30, 1997, Mortgage Securities Income Fund's return of 3.35 percent outpaced the 3.24 percent median return of its Lipper U.S. government fund peer group, but trailed the 3.92 percent return of the Lehman Mortgage-Backed Securities Index.

   We gradually have reduced the Fund's mortgage-backed holdings throughout the reporting period as they have become less attractive. We are now near the lower end of our historical allocation range for mortgages. That's because we believe mortgages are generally overvalued as a result of both strong investor demand for these securities and low volatility in the bond market. We sold current coupon and premium coupon mortgages because we think these are the most likely to underperform if interest rates decline and prepayment risk increases. We have, however, held onto lower- and higher-coupon mortgage securities that we think are the most attractive in the current environment.

   We view asset-backed securities collateralized by home equity loans and manufactured housing loans as very attractive. These securities have less prepayment risk than most mortgage-backed securities and, on a risk-adjusted basis, have attractive yields relative to mortgage-backed securities. We currently have 9.6 percent of the Fund invested in asset-backed securities.

   Going forward, we believe Treasury securities will outperform mortgages over the next three to six months. Currently, mortgages do not offer enough yield to compensate for the prepayment risk inherent in these securities. Within the mortgage market, we think discount and premium coupons are attractive relative to current coupons. Given our favorable outlook for the economy, we believe corporate bonds may outperform both Treasuries and mortgages.

                                            Michael Kennedy, Portfolio Manager



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Portfolio holdings as of June 30, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund is neither insured nor guaranteed by the U.S. government. Life of Fund is from Fund inception on Jan. 1, 1989; benchmark performance is from Dec. 31, 1988, to June 30, 1997. The Lehman Mortgage-Backed Securities Index represents an unmanaged group of mortgage-backed securities that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's U.S. government fund peer group for the one-year, five-year and Life of Fund periods ended June 30, 1997, were 7.49 percent, 6.23 percent and 8.75 percent, respectively.

SteinRoe Variable Investment Trust
Mortgage Securities Income Fund and Lehman Mortgage-Backed Securities Index Performance of a hypothetical $10,000 investment January 1, 1989, to June 30, 1997

Average Annual Total Return
at June 30, 1997
1-Year      5-Year      Inception
8.3%         6.2%         8.2%

Line Chart

          Mortgage Securities                 Lehman Mortgage-Backed
          Income Fund                         Securities Index
1/98      10000                               10000
12/89     11284                               11535
12/90     12311                               12772
12/91     14094                               14779
12/92     14933                               15809
12/93     15868                               16890
12/94     15619                               16618
12/95     18077                               19411
12/96     18924                               20449
6/97      19561                               21251

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PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Cash Income Fund
-------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

Cash Income Fund finished the six-month reporting period with a 2.49 percent total return, just ahead of the 2.48 percent median return for its money market fund peer group.

   The Fund's yield reflects the see-saw environment of interest rates that has been in effect throughout much of the last year. One year ago, the Federal Reserve had just shifted from an easing to a neutral mode, as its series of rate cuts designed to bring the economy to a soft landing appeared successful. Throughout this year, the economy's mixed signals sent money market rates up and down, but in a fairly tight range. In late March 1997, economic signposts pointed to an economy that was growing too quickly, and the Federal Reserve tightened rates by a quarter of a percentage point. Since then, however, economic growth appears to have slowed to a more sustainable rate and the Federal Reserve has stood firm on interest rates.

   During times of economic uncertainty, we look for pockets of opportunity to potentially enhance the Fund's yield. While the Federal Reserve was in its easing-to-neutral mode, we added to our holdings of Federal agency securities to lock in higher yields on longer-term securities. The middle two quarters of the fiscal year brought mixed economic signals. As a result, we increased our allocation of shorter-term commercial paper. This benefited the Fund because many investors expected a tightening move.

   As we approached fiscal year end, investors began to anticipate further rate hikes and we looked to add corporate "floaters" to the Fund at attractive spreads. We like these variable-rate corporate notes because they have one-year maturities and their coupons adjust or "float" quarterly with market rates. Not only do they offer high current yield potential, they also offer additional yield potential because their coupons will float up to at least market rate yields should the Federal Reserve raise interest rates. We are very selective in the floaters we purchase. Of course we consider them for their defensive characteristics in a rising-rate environment, but we also look for an attractive current coupon. In this way, even if the Federal Reserve goes into a neutral mode we can continue to capture additional yield potential.

   Going forward, we plan to keep the Fund's average maturity shorter because there is still a slim chance that the Federal Reserve may raise interest rates at one of its next meetings. By maintaining a neutral maturity range, The Fund is positioned to respond accordingly to the outcome of those meetings or other significant economic events. As always, we'll look for opportunities to add longer-maturity securities at attractive rates.

                                               Jane Naeseth, Portfolio Manager


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. Life of Fund is from fund inception on January 1, 1989. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's money market fund peer group for the one-year, five-year and Life of Fund periods ended June 30, 1997, were 5.04 percent, 4.21 percent and 5.30 per cent, respectively.

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SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Capital Appreciation Fund /
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
                                                         MARKET
                                            SHARES        VALUE
                                         ---------  -----------
COMMON STOCKS--(92.2%)
AUTO ACCESSORIES--(2.2%)
Superior Industries International, Inc.    168,000 $ 4,452,000
                                                    -----------
BANKS/SAVINGS AND LOANS--(2.0%)
Grupo Financiero Inbursa                   670,000   2,804,827
Rancho Santa Fe National Bank (a)          111,900   1,188,938
                                                    -----------
                                                     3,993,765
                                                    -----------
BROADCASTING/MEDIA--(9.8%)
Central European Media Enterprises
   Ltd. (a)                                243,900   6,341,400
Grupo Radio Centro ADSs (a)                311,000   3,654,250
Hollinger International, Inc.              350,000   3,915,625
Metro Networks, Inc. (a)                   237,900   5,769,075
                                                    -----------
                                                    19,680,350
                                                    -----------
BUSINESS SERVICES--(17.2%)
Alternative Resources Corporation (a)      310,600   6,328,475
CORESTAFF, Inc. (a)                        168,000   4,536,000
Covance, Inc. (a)                          252,400   4,874,475
Danka Business Systems Plc ADRs             89,000   3,637,875
G & K Services Cl. A                       211,000   7,859,750
Interim Services Inc. (a)                  140,400   6,247,800
Investors Financial Services Corporation    25,000   1,187,500
                                                    -----------
                                                     34,671,875
                                                    -----------
COMPUTER HARDWARE AND SOFTWARE--(4.9%)
Microware Systems Corporation (a)          125,600   1,114,700
SPSS, Inc. (a)                             125,000   3,625,000
Zebra Technologies Corporation (a)         180,100   5,020,287
                                                    -----------
                                                     9,759,987
                                                    -----------
COMPUTER SERVICES--(3.6%)
Fiserv Inc. (a)                            161,600   7,211,400
                                                    -----------

CONSUMER ELECTRONICS/APPLIANCES--(1.6%)
Helen of Troy Ltd. (a)                     124,500   3,190,312
                                                    -----------

DIVERSIFIED OPERATIONS--(0.1%)
Fischer Companies, Inc.                        800     104,000
                                                    -----------

DRUGS--(0.9%)
Ligand Pharmaceuticals, Inc. (a)           140,000   1,802,500
                                                    -----------

EDUCATIONAL SERVICES--(1.7%)
Firearms Training Systems, Inc. (a)        255,800   3,517,250
                                                    -----------

ELECTRICAL POWER GENERATION--(1.0%)
AES Corporation (a)                         27,000   1,910,250
                                                    -----------

                                                       MARKET
                                           SHARES       VALUE
                                         ---------   ----------
ELECTRICAL EQUIPMENT--(8.3%)
AVX Corp.                                  265,300 $ 7,163,100
Ballantyne of Omaha, Inc. (a)              215,000   3,870,000
Kent Electronics Corporation (a)           155,000   5,686,563
                                                    -----------
                                                    16,719,663
                                                    -----------
ELECTRONIC COMPONENTS--(0.1%)
Zytec Corporation (a)                        7,600    142,500
                                                    -----------

EQUIPMENT RENTAL & LEASING--(2.1%)
U.S. Rentals, Inc. (a)                     168,100  4,255,031
                                                    -----------

FOOD DISTRIBUTOR--(2.2%)
Richfood Holdings, Inc.                    169,000   4,394,000
                                                    -----------

INSURANCE--(10.2%)
Meadowbrook Insurance Group, Inc.          271,400   6,768,037
Mutual Risk Management Ltd.                126,666   5,810,803
20th Century Industries, Inc.              373,100   7,835,100
                                                    -----------
                                                    20,413,940
                                                    -----------
MEDICAL EQUIPMENT--(4.6%)
National Dentex Corporation (a)             15,800     300,200
Urologix, Inc. (a)                         171,900   2,922,300
Uroquest Medical Corporation (a)           255,000   1,657,500
Xomed Surgical Products Inc. (a)           215,400   4,308,000
                                                    -----------
                                                     9,188,000
                                                    -----------
OIL/GAS--(6.2%)
Barrett Resources Corp. (a)                153,800   4,604,387
Cross Timbers Oil Company                  133,500   2,569,875
Devon Energy Corporation                   144,300   5,303,025
                                                    -----------
                                                     12,477,287
                                                    -----------
REAL ESTATE DEVELOPMENT/MANAGEMENT--(3.8%)
Beacon Properties Corporation                4,600     153,525
CB Commercial Real Estate Services
   Group, Inc. (a)                         248,100   7,536,038
                                                    -----------
                                                     7,689,563
                                                    -----------
RETAIL--(3.0%)
Garden Botanika, Inc. (a)                  135,000     810,000
Video Update, Inc. (a)                     557,000   2,471,687
Whole Foods Market, Inc. (a)                82,500   2,732,813
                                                    -----------
                                                     6,014,500
                                                    -----------
SPECIALTY CHEMICALS--(2.7%)
ChemFirst, Inc.                            197,900    5,368,038
                                                    -----------

SCHEDULE OF INVESTMENTS                                MARKET
(CONTINUED)                                SHARES       VALUE
                                         ---------  -----------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS--(2.1%)
Western Wireless Corporation (a)           270,200 $ 4,289,425
                                                   ------------


WHOLESALE DISTRIBUTION--(1.9%)
AmeriSource Distribution
   Corporation (a)                          30,000   1,496,250
Henry Schein, Inc. (a)                      75,500   2,359,375
                                                   ------------
                                                     3,855,625
                                                   ------------
  TOTAL COMMON STOCKS (Cost $158,432,119)          185,101,261
                                                   ------------


                                                       MARKET
                                             PAR        VALUE
                                         ---------  -----------
SHORT-TERM INVESTMENTS--(7.7%)
Associates Corp. of North America
   6.200% 7/01/97                       $8,350,000  $ 8,350,000
Louisiana Land & Exploration
   5.820% 7/01/97                        7,000,000    7,000,000
                                                   ------------
  TOTAL SHORT-TERM INVESTMENTS
     (Cost $15,350,000)                              15,350,000
                                                   ------------
  TOTAL INVESTMENTS--(99.9%)
    (Cost $173,782,119) (b)                         200,451,261
OTHER ASSETS, LESS LIABILITIES--(0.1%)                  166,536
                                                   ------------
NET ASSETS (100%)                                  $200,617,797
                                                   ============


(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation on investments at June 30, 1997 is as follows:

         Gross unrealized appreciation:       $30,891,072
         Gross unrealized depreciation:        (4,221,930)
                                              -----------
                                              $26,669,142
                                              ============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Capital Appreciation Fund /
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
ASSETS:
Investments, at market value (identified cost $173,782,119).................................. $200,451,261
Cash (including foreign currencies)..........................................................       51,868
Receivable for investments sold..............................................................    1,000,892
Receivable for fund shares sold..............................................................      291,460
Dividends and interest receivable............................................................       55,792
Other assets.................................................................................       14,988
                                                                                              ------------
     TOTAL ASSETS............................................................................  201,866,261
                                                                                              ------------
LIABILITIES:
Payable for investments purchased............................................................      823,875
Payable for fund shares repurchased..........................................................      282,967
Payable to adviser...........................................................................      101,086
Accrued expenses payable.....................................................................       40,536
                                                                                              ------------
     TOTAL LIABILITIES.......................................................................    1,248,464
                                                                                              ------------
NET ASSETS................................................................................... $200,617,797
                                                                                              ============
NET ASSETS REPRESENTED BY:
   Paid-in capital........................................................................... $171,307,315
   Accumulated undistributed net investment income...........................................      173,347
   Accumulated net realized gains on investments and foreign currency transactions...........    2,471,047
   Net unrealized appreciation on investments and foreign currencies.........................   26,666,088
                                                                                              ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST..................... $200,617,797
                                                                                              ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING....................................................   11,216,330
                                                                                              ============
NET ASSET VALUE PER SHARE....................................................................       $17.89
                                                                                                   =======

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Six Months Ended June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld)..................................................  $    502,255
   Interest income............................................................................       381,169
                                                                                               -------------
     Total investment income..................................................................       883,424
                                                                                               -------------
EXPENSES:
   Management fee.............................................................................       468,624
   Administrative fee.........................................................................       140,587
   Custodian fee..............................................................................        25,340
   Accounting fee.............................................................................        14,234
   Printing expense...........................................................................        16,860
   Audit and legal fees.......................................................................         9,050
   Trustees' fees.............................................................................         7,512
   Transfer agent fee.........................................................................         3,620
   Miscellaneous expense......................................................................         3,024
                                                                                               -------------
     Total expenses...........................................................................       688,851
                                                                                               -------------
Net investment income.........................................................................       194,573
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains on investments..........................................................     2,492,277
   Net realized gains on foreign currency transactions........................................         2,606
   Change in unrealized appreciation or depreciation of investments...........................    10,384,294
                                                                                               -------------
Net increase in net assets resulting from operations..........................................  $ 13,073,750
                                                                                                ============

                              See Notes to Financial Statements.

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Capital Appreciation Fund
-------------------------------------------------------------------------------

                                                                                          SIX MONTHS         YEAR ENDED
                                                                                        JUNE 30, 1997        DECEMBER 31,
                                                                                         (UNAUDITED)             1996
                                                                                        ------------       -------------
OPERATIONS:
   Net investment income.........................................................       $    194,573         $    340,782
   Net realized gains on investments.............................................          2,492,277           37,125,858
   Net realized gains (losses) on foreign currency transactions..................              2,606              (19,291)
   Change in unrealized appreciation or depreciation of investments..............         10,384,294            1,982,076
                                                                                        ------------         ------------
Net increase in net assets resulting from operations.............................         13,073,750           39,429,425
                                                                                        ------------         ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income.........................................................           (265,000)            --
   Net realized gains on investments.............................................        (36,940,000)            --
                                                                                        ------------         ------------
   Total distributions                                                                   (37,205,000)            --
                                                                                        ------------         ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold................................................         27,403,142           59,130,137
   Cost of fund shares repurchased...............................................        (36,078,115)         (45,588,671)
   Distributions reinvested......................................................         37,205,000               --
                                                                                        ------------         ------------
Net increase in net assets resulting from fund share transactions................         28,530,027           13,541,466
                                                                                        ------------         ------------
Total increase in net assets.....................................................          4,398,777           52,970,891
NET ASSETS:
   Beginning of period...........................................................        196,219,020          143,248,129
                                                                                        ------------         ------------
   End of period.................................................................       $200,617,797         $196,219,020
                                                                                        ============         ============
Accumulated undistributed net investment income included in ending net assets....       $    173,347         $    243,774
                                                                                        ============         ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold...................................................................          1,561,687            3,135,974
   Shares repurchased............................................................         (2,065,204)          (2,445,679)
   Distributions reinvested......................................................          2,256,218             --
                                                                                        ------------         ------------
Net increase.....................................................................          1,752,701              690,295
                                                                                        ============         ============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Capital Appreciation Fund
-------------------------------------------------------------------------------

                                                  SIX MONTHS ENDED
                                                    JUNE 30, 1997                       YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
                                                     (UNAUDITED)      1996          1995          1994         1993          1992
                                                     ------------   ---------    --------      --------      --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............        $  20.73       $  16.33     $  14.74      $  16.53      $ 15.34      $ 15.32
                                                     ---------      ---------    ---------     ---------     --------     --------
Net investment income..........................           0.02           0.04         0.04          0.06          0.03        --
Net realized and unrealized gains
   on investments and foreign currency
   transactions................................           1.13           4.36         1.69          0.09          5.22         2.17
                                                     ---------      ---------    ---------     ---------     --------     --------
Total from investment operations...............          1.15           4.40         1.73          0.15          5.25         2.17
                                                     ---------      ---------    ---------     ---------     --------     --------
Less distributions:
   Dividends from net investment income........         (0.03)          --          (0.04)        (0.07)       (0.02)         --
   Distributions from net realized gains
     on investments............................         (3.96)          --          (0.10)        (1.87)       (4.04)        (2.15)
                                                     ---------      ---------    ---------     ---------     --------     --------
Total distributions............................         (3.99)          --          (0.14)        (1.94)       (4.06)        (2.15)
                                                     ---------      ---------    ---------     ---------     --------     --------
Net asset value, end of year...................      $  17.89       $  20.73     $  16.33      $  14.74      $ 16.53      $ 15.34
                                                     ========       ========     ========      ========      =======      =======
TOTAL RETURN:
Total investment return........................         7.15%          26.94%       11.75%        1.19%(b)    35.68%(b)    14.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)..............      $200,618       $196,219     $143,248      $134,078      $96,544      $52,135
Ratio of expenses to average net assets........        0.74%(c)       0.75%        0.76%         0.80%(a)      0.84%(a)     1.01%
Ratio of net investment income to average
   net assets..................................        0.21%(c)       0.20%        0.26%         0.44%(b)        0.13%(b)  (0.01)%
Portfolio turnover ratio.......................          38%            100%         132%          144%          112%         85%
Average commissions (per share)................      $ 0.0353       $ 0.0251          --            --            --          --

(a) These ratios were not materially affected by the reimbursement of certain expenses by the Adviser and Administrator.
(b) Computed giving effect to the Investment Adviser's and the Administrator's expense limitation undertaking.
(c) Annualized.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Managed Growth Stock Fund /
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
                                                       MARKET
                                           SHARES       VALUE
                                         ---------  -----------
COMMON STOCKS--(96.1%)
BANKS--(6.1%)
Citicorp                                    40,000 $  4,822,500
MBNA Corp.                                 123,750    4,532,344
Wells Fargo & Company                       10,000    2,695,000
                                                    -----------
                                                     12,049,844
                                                    -----------
BUSINESS SERVICES--(2.9%)
First Data Corporation                     100,000    4,393,750
Paychex, Inc.                               35,000    1,330,000
                                                    -----------
                                                      5,723,750
                                                    -----------
COMPUTERS AND COMPUTER SOFTWARE--(8.0%)
Cisco Systems, Inc. (a)                     65,000    4,363,125
Intel Corporation                           35,000    4,963,437
Microsoft Corp. (a)                         50,000    6,318,750
                                                     -----------
                                                     15,645,312
                                                     -----------
CONSUMER RELATED--(9.0%)
CUC International, Inc. (a)                165,000    4,259,063
The Gillette Company                        75,000    7,106,250
The Proctor & Gamble Co.                    45,000    6,356,250
                                                    -----------
                                                     17,721,563
                                                    -----------
DRUGS--(7.5%)
Eli Lilly & Co.                             50,000    5,465,625
Merck & Co.                                 55,000    5,692,500
SmithKline Beecham Plc ADRs                 40,000    3,665,000
                                                    -----------
                                                     14,823,125
                                                    -----------
ELECTRICAL EQUIPMENT--(3.3%)
General Electric Company                   100,000    6,537,500
                                                    -----------


ENERGY--(4.0%)
Schlumberger Ltd.                           40,000    5,000,000
Renaissance Energy Ltd. (a)                100,000    2,783,617
                                                    -----------
                                                      7,783,617
                                                    -----------
FINANCIAL SERVICES--(3.1%)
Federal National Mortgage
   Association                             140,000   6,107,500
                                                    -----------


FOOD/BEVERAGE/TOBACCO--(5.8%)
The Coca Cola Company                    100,000      6,750,000
Phillip Morris Companies, Inc.           105,000      4,659,375
                                                    -----------
                                                     11,409,375
                                                    -----------
HEALTH CARE--(4.5%)
Johnson & Johnson                           80,000    5,150,000
United Healthcare Corp.                     70,000    3,640,000
                                                    -----------
                                                      8,790,000
                                                    -----------

                                                       MARKET
                                           SHARES       VALUE
                                         ---------  -----------
HOTEL--(3.6%)
HFS, Inc.                                   70,000 $  4,060,000
Sun International Hotels Ltd. (a)           80,000    2,955,000
                                                    -----------
                                                      7,015,000
                                                    -----------
INSURANCE--(6.6%)
American International Group, Inc.          37,500    5,601,562
The Travelers, Inc.                        115,000    7,252,188
                                                    -----------
                                                     12,853,750
                                                    -----------
LEISURE & ENTERTAINMENT--(2.0%)
Disney (Walt) Co.                           50,000    4,012,500
                                                    -----------


MEDICAL SUPPLIES--(4.2%)
Baxter International Inc.                   65,000    3,396,250
Medtronic, Inc.                             60,000    4,860,000
                                                    -----------
                                                      8,256,250
                                                    -----------
RETAIL--(4.6%)
The Home Depot, Inc.                        70,000    4,825,625
Kohl's Corp. (a)                            80,000    4,235,000
                                                    -----------
                                                      9,060,625
                                                    -----------
RESTAURANTS--(1.7%)
McDonald's Corporation                      70,000    3,381,875
                                                    -----------


RUBBER, PLASTIC & RELATED--(2.6%)
Illinois Tool Works Inc.                   100,000    4,993,750
                                                      ---------


TECHNOLOGY SERVICES--(4.4%)
Tellabs Inc. (a)                            90,000    5,028,750
Thermo Electron Corp. (a)                  105,000    3,570,000
                                                    -----------
                                                      8,598,750
                                                    -----------
TELECOMMUNICATIONS--(12.2%)
LM Ericcson Telecommunications
   ADRs Class B                            150,000    5,906,250
Lucent Technologies Inc.                    55,000    3,963,438
Motorola, Inc.                              90,000    6,840,000
Nokia Corporation ADRs Class A              50,000    3,687,500
WorldCom Inc. (a)                          110,000    3,520,000
                                                    -----------
                                                     23,917,188
                                                    -----------

   TOTAL COMMON STOCKS
        (Cost $100,201,164)                         188,681,274
                                                    -----------

SCHEDULE OF INVESTMENTS                                MARKET
(CONTINUED)                                  PAR        VALUE
                                         ---------  -----------
SHORT-TERM INVESTMENTS--(5.9%)
Associates Corp. of North America
   6.200% 7/01/97                       $8,570,000 $ 8,570,000
Louisiana Land & Exploration
   5.820% 7/01/97                        3,000,000   3,000,000
                                                    ----------
   TOTAL SHORT-TERM INVESTMENTS
     (Cost $11,570,000)                             11,570,000
                                                    ----------
   TOTAL INVESTMENTS--(102%)
     (Cost $111,771,164) (b)                       200,251,274
OTHER ASSETS, LESS LIABILITIES--(-2%)               (4,083,789)
                                                    ----------
NET ASSETS (100%)                                 $196,167,485
                                                  ============

   (a) Non-income producing security.
   (b) The cost of investments for federal income tax purposes is $111,772,404. Gross unrealized appreciation and depreciation at June 30, 1997, is as follows:


         Gross unrealized appreciation:    $89,125,263

         Gross unrealized depreciation:      (646,393)
                                            ---------
         Net unrealized appreciation:      $88,478,870
                                            =========

                       See Notes to Financial Statements.


-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Managed Growth Stock Fund /
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
ASSETS:
Investments, at market value (identified cost $111,771,164)..........................................    $200,251,274
Cash ................................................................................................          53,657
Receivable for investments sold......................................................................         814,728
Receivable for fund shares sold......................................................................         111,044
Dividends receivable.................................................................................         166,700
Other assets.........................................................................................          14,752
                                                                                                        -------------
   TOTAL ASSETS......................................................................................     201,412,155
                                                                                                        -------------
LIABILITIES:
Payable for investments purchased....................................................................       4,821,035
Payable for fund shares repurchased..................................................................         299,647
Management fee payable...............................................................................          64,641
Administrative fee payable...........................................................................          19,409
Accrued expenses payable.............................................................................          38,720
Other liabilities....................................................................................           1,218
                                                                                                        -------------
   TOTAL LIABILITIES.................................................................................       5,244,670
                                                                                                        -------------
NET ASSETS...........................................................................................    $196,167,485
                                                                                                        =============
NET ASSETS REPRESENTED BY:
   Paid-in capital...................................................................................    $105,092,952
   Accumulated undistributed net investment income...................................................         339,549
   Accumulated net realized gains on investments.....................................................       2,254,613
   Net unrealized appreciation on investments and foreign currencies.................................      88,480,371
                                                                                                        -------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST.............................    $196,167,485
                                                                                                        =============
SHARES OF BENEFICIAL INTEREST OUTSTANDING............................................................       6,005,671
                                                                                                        =============
NET ASSET VALUE PER SHARE............................................................................          $32.66
                                                                                                        =============

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Six Months Ended June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld).........................................................       $749,994
   Interest income...................................................................................        239,100
                                                                                                       -------------
   Total investment income...........................................................................        989,094
                                                                                                       -------------
EXPENSES:
   Management fee....................................................................................        441,492
   Administrative fee................................................................................        132,448
   Accounting fee....................................................................................         14,380
   Custodian fee.....................................................................................          9,955
   Audit and legal fees..............................................................................          8,145
   Trustees' fees....................................................................................          6,774
   Printing expense..................................................................................          5,430
   Transfer agent fee................................................................................          3,620
   SEC & State registration fees.....................................................................          1,810
   Miscellaneous expense.............................................................................          4,185
                                                                                                       -------------
     Total expenses..................................................................................        628,239
                                                                                                       -------------
Net investment income................................................................................        360,855
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains on investments.................................................................      2,278,824
   Change in unrealized appreciation or depreciation of investments..................................     29,219,646
                                                                                                       -------------
Net increase in net assets resulting from operations.................................................    $31,859,325
                                                                                                       =============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Managed Growth Stock Fund
-------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED        YEAR ENDED
                                                                                  JUNE 30, 1997        DECEMBER 31,
                                                                                   (UNAUDITED)             1996
                                                                                  -------------        ------------
OPERATIONS:
   Net investment income........................................................ $    360,855         $    728,925
   Net realized gains on investments............................................    2,278,824            7,580,182
   Change in unrealized appreciation or depreciation of investments.............   29,219,646           20,202,757
                                                                                 ------------         ------------
   Net increase in net assets resulting from operations.........................   31,859,325           28,511,864
                                                                                 ------------         ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income........................................................     (710,000)            --
   Net realized gains on investments............................................   (7,500,000)            --
                                                                                 ------------         ------------
     Total distributions........................................................   (8,210,000)            --
                                                                                 ------------         ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold...............................................   18,414,418           22,263,141
   Cost of fund shares repurchased..............................................  (15,985,232)         (25,729,831)
   Distributions reinvested.....................................................    8,210,000             --
                                                                                 ------------         ------------
Net increase (decrease) in net assets resulting from fund share transactions....   10,639,186           (3,466,690)
                                                                                 ------------         ------------
Total increase in net assets....................................................   34,288,511           25,045,174
NET ASSETS:
   Beginning of period..........................................................  161,878,974          136,833,810
                                                                                 ------------         ------------
   End of period................................................................ $196,167,485         $161,878,984
                                                                                 ============         ============
Accumulated undistributed net investment income
   included in ending net assets................................................ $    339,549         $    688,694
                                                                                 ============         ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold..................................................................      611,998              854,357
   Shares repurchased...........................................................     (539,013)            (997,588)
   Distributions reinvested.....................................................      274,215             --
                                                                                 ------------         ------------
Net increase (decrease).........................................................      347,200              (143,231)
                                                                                 ============         ============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Managed Growth Stock Fund
-------------------------------------------------------------------------------

                                              SIX MONTHS ENDED
                                                JUNE 30, 1997                       YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------------
                                               (UNAUDITED)        1996        1995          1994         1993          1992
                                               ------------    ---------    --------      --------      --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........   $   28.61       $  23.59     $  18.11      $ 20.65       $  20.10     $ 19.47
                                                ---------      ---------    ---------     --------      ---------    --------
Net investment income........................        0.06           0.13         0.15         0.15           0.13        0.11
Net realized and unrealized gains (losses)
   on investments ...........................        5.41           4.89         6.68        (1.46)          0.86         1.18
                                                ---------      ---------    ---------     --------      ---------    --------
Total from investment operations.............        5.47           5.02         6.83        (1.31)          0.99         1.29
                                                ---------      ---------    ---------     --------      ---------    --------
Less distributions:
   Dividends from and in excess of net
     investment income.......................       (0.12)         --           (0.15)       (0.17)         (0.12)       (0.10)
   Distributions from and in excess of net
     realized gains on investments...........       (1.30)         --           (1.20)       (1.06)         (0.32)       (0.56)
                                                ---------      ---------    ---------     --------      ---------    --------
Total distributions..........................       (1.42)         --           (1.35)       (1.23)         (0.44)       (0.66)
                                                ---------      ---------    ---------     --------      ---------    --------
Net asset value, end of period...............   $  32.66       $  28.61     $  23.59      $ 18.11        $  20.65     $ 20.10
                                                =========      =========    =========     ========      =========    ========
TOTAL RETURN:
Total investment return.....................       19.57%        21.28%       37.73%        (6.35)%         4.97%        6.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........     $196,167       $161,879     $136,834      $98,733        $111,561      $64,402
Ratio of expenses to average net assets.....        0.70%(a)       0.73%        0.74%         0.77%          0.83%        0.97%
Ratio of net investment income to average
   net assets...............................        0.41%(a)       0.49%        0.72%         0.75%          0.77%        0.63%
Portfolio turnover ratio....................          11%            35%          41%           72%            77%          20%
Average commissions (per share).............      $0.0590        $0.0534        --            --              --           --


(a) Annualized.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Managed Asset Fund /
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

                                                        MARKET
                                            SHARES       VALUE
                                         ---------  -----------
COMMON STOCKS--(56.7%)
AUTOMOTIVE--(0.7%)
Honda Motor Company, Ltd. ADRs              35,000  $ 2,106,562
                                                    -----------

BANKS--(5.2%)
BankAmerica Corporation                     56,000    3,615,500
Bank One Corporation                        58,295    2,823,664
Citicorp                                    26,000    3,134,625
Royal Bank of Scotland Group Plc           297,263    2,780,656
Wells Fargo & Company                        6,000    1,617,000
Westpac Banking Corporation Ltd.           415,000    2,477,937
                                                    -----------
                                                     16,449,382
                                                    -----------
BUILDING AND CONSTRUCTION--(0.5%)
Fluor Corporation                           30,000    1,655,625
                                                    -----------

CHEMICALS--(1.0%)
Praxair, Inc.                               55,000    3,080,000
                                                    -----------

COMPUTERS--(0.7%)
International Business Machines             26,000    2,344,875
                                                    -----------

COMPUTER SOFTWARE AND SERVICES--(1.0%)
Electronic Data Systems Corporation         40,000    1,640,000
Fujitsu Ltd.                               110,000    1,528,445
                                                    -----------
                                                      3,168,445
                                                    -----------
DATA PRODUCTS & REPRODUCTION--(1.0%)
Canon, Inc.                                120,000    3,271,869
                                                    -----------

DRUGS/HEALTH CARE--(6.3%)
American Home Products Corp.                38,000    2,907,000
Elan Corporation Plc ADRs (a)               70,000    3,167,500
Eli Lilly & Company                         35,000    3,825,938
Novartis ADRs                               50,000    4,002,465
SmithKline Beecham Plc ADRs                 41,000    3,756,625
United Healthcare Corporation               42,000    2,184,000
                                                    -----------
                                                     19,843,528
                                                    -----------
ELECTRICAL EQUIPMENT--(3.7%)
Emerson Electric Co.                        62,000    3,413,875
General Electric Company                    50,000    3,268,750
Hubbell Inc., Class B                       80,000    3,520,000
Siemens AG                                  25,000    1,498,565
                                                    -----------
                                                     11,701,190
                                                    -----------

                                                       MARKET
                                           SHARES       VALUE
                                         ---------  -----------
ELECTRONICS--(4.6%)
Analog Devices, Inc.                        75,000  $ 1,992,187
Harris Corp.                                35,000    2,940,000
Intel Corporation                           21,000    2,978,062
Motorola, Inc.                              53,000    4,028,000
Sony Corporation Sponsored ADRs             29,000    2,552,000
                                                    -----------
                                                     14,490,249
                                                    -----------
ENVIRONMENTAL SERVICES--(0.5%)
WMX Technologies Inc.                       50,000    1,606,250
                                                    -----------

FABRICATED METAL PRODUCTS--(1.0%)
Crown Cork & Seal, Inc.                     59,000    3,152,813
                                                    -----------

FERTILIZERS--(0.8%)
Potash Corp. of Saskatchewan Inc.           36,000    2,702,250
                                                    -----------

FINANCIAL SERVICES--(0.9%)
Federal National Mortgage Association       67,000    2,922,875
                                                    -----------

FOOD/BEVERAGE/TOBACCO--(2.7%)
PepsiCo, Inc.                               70,000    2,629,375
Philip Morris Companies, Inc.               75,000    3,328,125
Sara Lee Corporation                        60,000    2,497,500
                                                    -----------
                                                      8,455,000
                                                    -----------
HOLDING--(0.8%)
Swire Pacific Ltd. Class A (a)             300,000    2,700,976
                                                    -----------

HOTELS--(0.7%)
HFS Inc. (a)                                41,000    2,378,000
                                                    -----------

HOUSEWARES--(1.1%)
Newell Co.                                  85,000    3,368,125
                                                    -----------

INSURANCE--(1.2%)
American States Financial Corporation       85,000    3,910,000
                                                    -----------

MEDICAL SUPPLIES--(1.1%)
Baxter International Inc.                   68,000    3,553,000
                                                    -----------

MULTI-INDUSTRY--(0.8%)
Honeywell, Inc.                             32,000    2,428,000
                                                    -----------

SCHEDULE OF INVESTMENTS                                 MARKET
(CONTINUED)                                SHARES        VALUE
                                          ---------    ---------
OIL/GAS--(6.7%)
Baker Hughes Inc.                           75,000  $ 2,901,563
ELF Aquitaine Sponsored ADRs                40,000    2,177,500
El Paso Natural Gas Company                 45,800    2,519,000
Enron Corp.                                 50,000    2,040,625
Mobil Corporation                           44,000    3,074,500
Santa Fe International Corporation (a)      45,400    1,543,600
Schlumberger Ltd.                           14,000    1,750,000
Tosco Corporation                           90,000    2,694,375
United Meridian Corporation (a)             78,000    2,340,000
                                                    -----------
                                                     21,041,163
                                                    -----------
PAPER & FOREST PRODUCTS--(1.0%)
Plum Creek Timber Company                   94,000    3,019,750
                                                    -----------

PUBLISHING & BROADCASTING--(0.7%)
World Color Press, Inc. (a)                 90,000    2,137,500
                                                    -----------

REAL ESTATE--(2.8%)
Avalon Properties, Inc.                     76,000    2,175,500
Reckson Associates Realty
   Corporation                             103,800    2,387,400
The Rouse Company                           70,587    2,082,317
Security Capital Industrial Trust          100,000    2,150,000
                                                    -----------
                                                      8,795,217
                                                    -----------
RETAIL--(3.0%)
Home Depot, Inc.                            50,000    3,446,875
Jusco Co.                                   80,000    2,705,584
Wal-Mart Stores, Inc.                      100,000    3,381,250
                                                    -----------
                                                      9,533,709
                                                    -----------
TELECOMMUNICATIONS--(3.7%)
Airtouch Communications, Inc. (a)           90,000    2,463,750
GTE Corporation                             62,000    2,720,250
LM Ericsson Telecommunications Co.
   ADRs Class B                             90,000    3,543,750
Telefonica de Argentina S.A. ADRs           85,000    2,943,125
                                                    -----------
                                                     11,670,875
                                                    -----------
TRANSPORTATION--(1.0%)
Canadian National Railway                   70,000    3,062,500
                                                    -----------

UTILITIES--(0.8%)
Empresa Nacional De Electricidad
   ADRs                                     30,000    2,551,875
                                                    -----------

WATER TREATMENT SYSTEMS--(0.7%)
U.S. Filter Corporation (a)                 75,000    2,043,750
                                                    -----------
   TOTAL COMMON STOCKS
     (Cost $129,105,675)                            179,145,353
                                                    -----------

                                                       MARKET
                                             PAR        VALUE
                                         ---------  -----------
LONG-TERM OBLIGATIONS--(40.1%)
AIR TRANSPORTATION--(0.8%)
Federal Express Corporation 1994
   Pass-Through Certificates Series
   A310-A1 7.530% 9/23/06               $1,906,583  $ 1,920,272
United Airlines Corporation Series
   1991-A-1 9.200% 3/22/08                 669,937      736,079
                                                    -----------
                                                      2,656,351
                                                    -----------
ASSET-BACKED SECURITIES--(1.5%)
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04               1,989,855    2,024,657
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22               2,130,207    1,998,241
Greentree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                          866,513      865,880
                                                    -----------
                                                      4,888,778
                                                    -----------
BANKS--(2.1%)
Den Danske Bank 6.550% 9/15/03           2,250,000    2,190,893
Deutsche Ausbank 7.000% 9/24/01          2,250,000    2,287,463
First Chicago NBD 6.125% 2/15/06         2,250,000    2,100,015
                                                    -----------
                                                      6,578,371
                                                    -----------
CONSTRUCTION & HOUSING (0.8%)
Hanson Overseas  6.750% 9/15/05          2,500,000    2,436,800
                                                    -----------

DRUGS/HEALTHCARE--(1.8%)
Glaxo Wellcome Plc  6.125% 1/25/06       2,500,000    2,368,800
Nationwide Health Property Inc.
   Conv. Deb. 6.250% 1/01/99             3,400,000    3,463,750
                                                    -----------
                                                      5,832,550
                                                    -----------
EXTRACTIVE-ENERGY--(0.9%)
BOC Group Plc  5.875% 1/29/01            2,750,000    2,678,390
                                                    -----------

FOREIGN GOVERNMENT REGIONAL BOND--(0.9%)
Corporacion Andina de Fomento
   6.625% 10/14/98 (c)                   2,900,000    2,913,224
                                                    -----------

FINANCIAL--(1.3%)
Associates Corporation of North America
   7.500% 4/15/02                        4,000,000    4,110,400
                                                    -----------

INSURANCE (0.8%)
Prudential Insurance Co.
   7.650% 7/1/07 (c)                     2,500,000    2,537,500
                                                    -----------

SCHEDULE OF INVESTMENTS                                 MARKET
(CONTINUED)                                  PAR         VALUE
                                         ---------  -----------
MORTGAGE-BACKED SECURITIES--(0.1%)
Lennar Central Partners Limited
   Partnership Series 1994-1 Class C
   8.120% 9/15/02 (c)                      $  155    $      155
MDC Mortgage Funding Corporation
   Series Q Class 5 8.850% 3/20/18         207,846      211,442
                                                   ------------
                                                        211,597
                                                   ------------
OIL/GAS--(0.5%)
SFP Pipeline Holdings, Inc. Conv. Deb.
   11.160% 8/15/10                       1,400,000    1,722,000
                                                   ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS--(28.6%)
Federal Home Loan Mortgage
   Corporation
   6.500% 12/01/10 Gold                    951,646      935,858
   6.500% 5/01/11 Gold                     867,247      852,859
   6.500% 6/01/11 Gold                   5,651,717    5,557,955
   12.000% 7/01/20 Gold                  1,383,790    1,577,950
   6.500% 3/01/26 Gold                   3,847,896    3,695,981
   6.500% 6/01/26 Gold                   2,442,088    2,345,674
   6.500% 2/01/27 Gold                     989,262      948,148
   6.500% 3/01/27 Gold                   2,968,497    2,845,126
   6.500% 4/01/27 Gold                     989,265      948,151
Federal National Mortgage Association
   8.000% 4/13/05                        1,500,000    1,518,150
Government National Mortgage
   Association
   7.125% 7/20/25 ARM                    1,153,413    1,183,425
   8.000% 3/15/26                        4,760,651    4,876,716
U.S. Treasury Bonds
   7.875% 8/15/01                        1,500,000    1,581,195
   7.250% 5/15/16                        7,000,000    7,301,140
   7.875% 2/15/21                        4,500,000    5,017,860
   7.125% 2/15/23                        4,500,000    4,635,270
U.S. Treasury Notes
   6.375% 1/15/99                        7,500,000    7,544,850
   6.875% 8/31/99                        5,500,000    5,582,720
   6.750% 4/30/00                        3,500,000    3,546,900
   6.250% 2/15/03                        6,500,000    6,447,805
   5.750% 8/15/03                        6,000,000    5,792,820
   7.500% 2/15/05                        3,500,000    3,703,175
   6.500% 5/15/05                        3,500,000    3,494,085
   6.500% 8/15/05                        6,750,000    6,732,406
   6.875% 5/15/06                        1,500,000    1,531,155
                                                   ------------
                                                     90,197,374
                                                   ------------
   TOTAL LONG-TERM OBLIGATIONS
     (Cost $126,261,515)                            126,763,335
                                                   ------------

                                                        MARKET
                                             PAR         VALUE
                                         ---------  -----------
SHORT-TERM INVESTMENTS--(2.6%)
Associates Corp of N.A. 6.200% 7/01/97
     (Cost $8,255,000)                $ 8,255,000  $ 8,255,000
                                                   ------------

   TOTAL INVESTMENTS (99.4%)
     (Cost $263,622,190) (b)           138,738,711  314,163,688
OTHER ASSETS, LESS LIABILITIES--(0.6%)                1,752,986
                                                   ------------
NET ASSETS (100%)                                  $315,916,583
                                                    ===========

(a) Non-income producing security.

(b)The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at June 30, 1997 is as follows:

    Gross unrealized appreciation:       $53,523,558
    Gross unrealized depreciation:         (2,982,059)
                                         -----------
    Net unrealized appreciation:         $50,541,498
                                         ===========

(c)Restricted securities. These securities generally are issued to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At June 30, 1997, the aggregate value of the Fund's restricted securities was $5,403,811, which represented 1.7% of net assets. None of these are deemed to be illiquid securities.

                       See Notes to Financial Statements.


-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Managed Assets Fund /
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

ASSETS:
Investments, at market value (identified cost $263,622,190).................................      $314,163,688
Cash .......................................................................................            53,492
Receivable for fund shares sold.............................................................           175,832
Dividends and interest receivable...........................................................         2,716,512
Other assets................................................................................            29,910
                                                                                                  ------------
     TOTAL ASSETS...........................................................................       317,139,434
                                                                                                  ------------
LIABILITIES:
Payable for investments purchased...........................................................           532,423
Payable for fund shares repurchased.........................................................           508,805
Management fee payable......................................................................           109,634
Administrative fee payable..................................................................            36,582
Accrued expenses payable....................................................................            34,525
Other liabilities...........................................................................               882
                                                                                                  ------------
     TOTAL LIABILITIES......................................................................         1,222,851
                                                                                                  ------------
NET ASSETS..................................................................................      $315,916,583
                                                                                                  ============
NET ASSETS REPRESENTED BY:
   Paid-in capital..........................................................................      $248,754,862
   Accumulated undistributed net investment income..........................................         5,159,288
   Accumulated net realized gains on investments............................................        11,460,844
   Net unrealized appreciation on investments and foreign currencies........................        50,541,589
                                                                                                  ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST....................      $315,916,583
                                                                                                  ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING...................................................        20,114,040
                                                                                                  ============
NET ASSET VALUE PER SHARE...................................................................            $15.71
                                                                                                        ======


-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest income..........................................................................      $ 4,521,783
   Dividends (net of foreign taxes withheld)................................................        1,536,074
                                                                                                 ------------
     Total investment income................................................................        6,057,857
                                                                                                 ------------
EXPENSES:
   Management fee...........................................................................          678,475
   Administrative fee.......................................................................          226,158
   Custodian fee............................................................................           21,385
   Accounting fee...........................................................................           15,660
   Audit and legal fees.....................................................................           14,480
   Trustees' fees...........................................................................           10,664
   Printing expense.........................................................................            9,955
   Transfer agent fee.......................................................................            3,620
   Miscellaneous expense....................................................................           14,736
                                                                                                 ------------
     Total expenses.........................................................................          995,133
                                                                                                 ------------
Net investment income.......................................................................        5,062,724
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains on investments and foreign currency...................................       11,720,095
   Change in unrealized appreciation or depreciation of investments.........................       10,097,435
                                                                                                 ------------
Net increase in net assets resulting from operations........................................      $26,880,254
                                                                                                 ============

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Managed Assets Fund
----------------------------------------------------------------------------------------
                                                                               SIX MONTHS ENDED       YEAR ENDED
                                                                                 JUNE 30, 1997        DECEMBER 31,
                                                                                 (UNAUDITED)             1996
                                                                                 ------------        -------------
OPERATIONS:
   Net investment income.......................................................  $  5,062,724         $ 10,512,405
   Net realized gains on investments and foreign currency......................    11,720,095           25,179,094
   Change in unrealized appreciation or depreciation of investments............    10,097,435            5,972,813
                                                                                 ------------         ------------
   Net increase in net assets resulting from operations........................    26,880,254           41,664,312
                                                                                 ------------         ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income.......................................................   (10,262,000)              --
   Net realized gains on investments...........................................   (25,340,000)              --
                                                                                 ------------         ------------
   Total distributions.........................................................   (35,602,000)              --
                                                                                 ------------         ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold..............................................    15,002,875           23,322,625
   Cost of fund shares repurchased.............................................   (25,150,766)         (42,816,350)
   Distributions reinvested....................................................    35,602,000               --
                                                                                 ------------         ------------
Net increase (decrease) in net assets resulting from fund share transactions...    25,454,109          (19,493,725)
                                                                                 ------------         ------------
Total increase in net assets...................................................    16,732,363           22,170,587
NET ASSETS:
   Beginning of period.........................................................   299,184,220          277,013,633
                                                                                 ------------         ------------
   End of period...............................................................  $315,916,583         $299,184,220
                                                                                 ============         ============
Accumulated undistributed net investment income
   included in ending net assets............................................... $  5,159,288         $ 10,358,564
                                                                                 ============         ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold.................................................................       976,510            1,550,496
   Shares repurchased..........................................................    (1,629,641)          (2,845,909)
   Distributions reinvested....................................................     2,387,735                --
                                                                                 ------------         ------------
Net increase (decrease)........................................................     1,734,604            (1,295,413)
                                                                                 ============         =============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Managed Assets Fund
-------------------------------------------------------------------------------

                                                SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 1997  -------------------------------------------------------------
                                                  (UNAUDITED)     1996         1995          1994         1993         1992
                                                 -------------  --------     --------      --------     --------     --------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............   $  16.28     $  14.08     $  12.18     $  13.11      $  12.54     $  12.54
                                                  ---------    ---------    ---------    ---------     ---------    ---------
Net investment income...........................       0.27         0.57         0.48         0.51          0.38         0.45
Net realized and unrealized gains (losses)
   on investments...............................       1.12         1.63         2.61        (0.93)         0.78         0.49
                                                  ---------    ---------    ---------    ---------     ---------    ---------
Total from investment operations................       1.39         2.20         3.09        (0.42)         1.16         0.94
                                                  ---------    ---------    ---------    ---------     ---------    ---------
Less distributions:
   Dividends from and in excess of
     net investment income......................      (0.56)      --            (0.48)       (0.51)        (0.36)       (0.46)
   Distributions from and in excess of net
     realized gains on investments..............      (1.40)      --            (0.71)       --            (0.23)       (0.48)
                                                  ---------    ---------    ---------    ---------     ---------    ---------
Total distributions.............................      (1.96)      --            (1.19)       (0.51)        (0.59)       (0.94)
                                                  ---------    ---------    ---------    ---------     ---------    ---------
Net asset value, end of period..................   $  15.71     $  16.28     $  14.08     $  12.18      $  13.11     $  12.54
                                                  =========     ========     ========     ========      ========     ========
TOTAL RETURN:
Total investment return.........................      9.17%       15.63%       25.43%      (3.19)%         9.29%        7.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...............   $315,917     $299,184     $277,014     $196,278      $197,132     $113,572
Ratio of expenses to average net assets.........      0.66%(a)     0.67%        0.66%        0.68%         0.69%        0.66%
Ratio of net investment income to
   average net assets...........................      3.37%(a)     3.68%        3.12%        4.01%         3.55%        3.98%
Portfolio turnover ratio (b)....................        19%          76%          66%          71%           47%          70%
Average Commissions (per share).................    $0.0567      $0.0547          --           --            --           --


(a) Annualized.
(b) The portfolio turnover ratio includes dollar roll transactions.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund /
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

                                                       MARKET
                                               PAR      VALUE
                                         ---------  -----------
ASSET-BACKED SECURITIES--(9.6%)
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04              $  994,927   $1,012,329
ContiMortgage Home Equity Loan
   Trust Series 1997-1 Class M1
   7.420% 2/15/15                        1,250,000    1,257,763
First Boston Home Equity Loan Pass-
   Through Certificates Series 1993-H1,
   Class A-IO (effective yield 12.820%)
   9/28/13                               5,675,304      220,032
Greentree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                         649,884       649,410
Green Tree Financial Corporation
   Series 1996-9 Class B1
   7.650% 1/15/28                        1,350,000    1,372,802
IMC Home Equity Loan Trust Series
   1997-3 Class M2 7.550% 5/20/10        1,000,000      999,220
Mego Mortgage Title I Loan Trust
   Series 1997-3 Class M1
   7.500% 8/25/23                        1,500,000    1,491,000
                                                     ----------
   TOTAL ASSET-BACKED SECURITIES
     (Cost $6,955,436)                                7,002,556
                                                     ----------

MORTGAGE-BACKED SECURITIES--(11.3%)
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22                804,745       754,891
Citicorp Mortgage Securities, Inc.
   Series 1987-10 10.000% 7/01/17         158,603       172,779
Comfed Savings Bank Adjustable Rate
   Mortgage Series 1987-1A
   7.598% 1/01/18                         155,738       132,378
Glendale Federal Savings & Loan
   Series 1978-A 9.125% 1/25/08            28,530        29,614
Imperial Savings & Loan Adjustable
   Rate Mortgage Series 1987-4A
   8.826% 7/25/17                          27,873        29,802
Kidder Peabody Acceptance Corp
   Series 1987-1 Class A
   8.750% 7/25/17                          39,778        41,581
Merrill Lynch Mortgage Investments Inc.
   8.000% 12/20/18 Series 20-D           1,417,325    1,427,884
   7.088% 12/26/25 Series 1995-C3
   Class A3 ARM                          2,000,000    1,999,520
   5.890% 11/15/26 Series 1987-A ARM       95,963        94,849
Nomura Asset Securities Corporation
   MBS Series 1996-MD5 Class A1B
   7.120% 4/13/36                        1,000,000    1,006,340
PS CMO Trust Series 1994-C1-A2
   7.920% 8/15/02                         722,486       737,340

                                                       MARKET
                                             PAR        VALUE
                                         ---------  -----------
MORTGAGE-BACKED SECURITIES (CONTINUED)
Republic Federal Savings & Loan
   Association Series 1987-1
   7.500% 2/28/17                        $   7,591  $     7,451
Sears Mortgage Securities Corp.
   Series 1987-A 6.500% 3/25/17            19,313        18,717
Structured Asset Securities Corporation
   Series 1996-CFL Class X1-IO
   (effective yield 12.960%) 2/25/28    11,721,217      605,752
   Series 1996-CFL Class C
   6.525% 2/25/28                        1,242,500    1,219,688
                                                    -----------
   TOTAL MORTGAGE-BACKED SECURITIES
     (Cost $8,290,396)                                8,278,586
                                                    -----------

UTILITY SECURITIES--(2.0%)
National Power Co. Plc 7.125% 7/11/01
   (Cost $1,497,945)                     1,500,000    1,509,990
                                                    -----------

INSURANCE COMPANIES--(2.0%)
Zurich Capital Trust I 8.376% 6/01/37
   (Cost $1,450,000)                     1,450,000    1,497,792
                                                    -----------

FEDERAL HOME LOAN MORTGAGE
   CORPORATION CERTIFICATES--(18.4%)
8.500% 5/01/06 Gold                       137,617       142,348
6.500% 6/01/08                             26,771        26,269
6.500% various due dates to
   6/01/09 Gold                         1,834,446     1,800,050
10.750% 11/01/09                          238,770       258,617
12.000% 7/01/13                            79,116        89,896
11.250% various due dates to 11/01/15      73,143        81,600
10.500% various due dates to 2/01/19      420,143       459,401
12.000% 7/01/20 Gold                      996,329     1,136,124
7.500% various due dates to
   5/01/24 Gold                         7,326,915     7,394,846
7.000% 1/01/26                          2,140,534     2,102,797
                                                    -----------
   TOTAL FEDERAL HOME LOAN MORTGAGE
     CORPORATION CERTIFICATES
     (Cost $13,316,042)                              13,491,948
                                                    -----------


FEDERAL NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES--(31.5%)
10.500% 2/01/01                           103,891       109,669
12.250% 9/01/12 FHA/VA
   Guaranteed                              84,258        96,476
10.250% 2/01/16                           159,811       175,419
10.000% various due dates to 3/01/16      353,045       382,053
8.500% 3/01/17                            178,462       186,828
9.000% various due dates to 5/01/20       258,566       274,802

SCHEDULE OF INVESTMENTS                                MARKET
(CONTINUED)                                  PAR        VALUE
                                         ---------  -----------
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES (CONTINUED)
6.000% various due dates to 2/01/25     $12,941,138 $12,402,016
7.000% various due dates to 8/01/25      5,469,527    5,446,263
6.500% various due dates to 1/01/26      4,193,937    4,013,044
                                                    -----------
   TOTAL FEDERAL NATIONAL MORTGAGE
     ASSOCIATION CERTIFICATES
     (Cost $23,034,432)                              23,086,570
                                                    -----------

GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES--(16.0%)
8.000% various due dates to 7/15/08      1,834,190    1,897,818
11.500% various due dates to 5/15/13      506,396       574,284
8.500% 2/15/17                            210,658       222,640
10.000% various due dates to 11/15/19     696,886       764,177
9.000% various due dates to 1/15/20      1,993,840    2,139,447
9.500% various due dates to 8/15/22      2,201,297    2,385,807
7.000% 4/15/23                            523,563       517,019
6.500% various due dates to 7/15/24       881,438       848,657
7.125% 7/20/25 ARM                       2,306,826    2,366,850
                                                    -----------
   TOTAL GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION CERTIFICATES
     (Cost $11,607,515)                              11,716,699
                                                    -----------


REAL ESTATE MORTGAGE INVESTMENT
   CONDUITS--(1.9%)
Federal Home Loan Mortgage
   Corporation Series 11-C
   9.500% 4/15/19                          76,253        78,831
Federal National Mortgage Association
   Trust Series 1988-4Z
   9.250% 3/25/18                        1,218,000    1,261,056
Federal National Mortgage Association
   Trust Series 1991-91SA-IO
   (effective yield 14.400%) 7/25/98      884,809        35,082
                                                    -----------
   TOTAL REAL ESTATE MORTGAGE
     INVESTMENT CONDUITS
     (Cost $1,401,384)                                1,374,969
                                                    -----------


                                                       MARKET
                                             PAR        VALUE
                                         ---------  -----------
U.S. GOVERNMENT SECURITIES--(3.3%)
   U.S. Treasury Bonds
     6.500% 8/15/05                      350,000        349,083
     6.750% 8/15/26                      800,000        791,872
   U.S. Treasury Note 7.000% 7/15/06     750,000        771,743
                                                    -----------
   TOTAL U.S. GOVERNMENT SECURITIES
     (Cost $1,931,695)                                1,912,698
                                                    -----------

SHORT-TERM INVESTMENTS--(5.3%)
Associate Corp. of N.A. 6.200% 7/01/97  2,865,000     2,865,000
Houston P&L 5.830% 7/01/97              1,000,000     1,000,000
                                                    -----------
  TOTAL SHORT-TERM INVESTMENTS
     (Cost $3,865,000)                                3,865,000
                                                    -----------
    TOTAL INVESTMENTS--(101.3%)
     (Cost $73,349,845)                              73,736,870
OTHER ASSETS, LESS LIABILITIES--(-1.3%)                (450,896)
                                                    -----------
NET ASSETS (100%)                                   $73,285,974
                                                    ===========


(a) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at June 30, 1997 is as follows:

         Gross unrealized appreciation:                  $879,535
         Gross unrealized depreciation:                  (492,510)
                                                       ----------
         Net unrealized appreciation:                    $387,025
                                                       ==========
                       See Notes to Financial Statements.



-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Mortgage Securities Income Fund /
June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
ASSETS:
Investments, at market value (identified cost $73,349,845)......................      $73,736,870
Cash ...........................................................................          585,144
Receivable for fund shares sold.................................................           24,592
Interest receivable.............................................................          634,914
Other assets....................................................................           30,036
                                                                                      -----------
     TOTAL ASSETS...............................................................       75,011,556
                                                                                      -----------
LIABILITIES:
Payable for investments purchased...............................................        1,505,156
Payable for fund shares repurchased.............................................          128,426
Management fee payable..........................................................           42,622
Administrative fee payable......................................................            8,407
Accrued expenses payable........................................................           40,971
                                                                                      -----------
     TOTAL LIABILITIES..........................................................        1,725,582
                                                                                      -----------
NET ASSETS......................................................................      $73,285,974
                                                                                      ===========
NET ASSETS REPRESENTED BY:
   Paid-in capital..............................................................      $73,789,981
   Accumulated undistributed net investment income..............................        2,184,352
   Accumulated net realized losses on investments...............................      (3,075,384)
   Net unrealized appreciation on investments...................................          387,025
                                                                                      -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST........      $73,285,974
                                                                                      ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING.......................................        7,203,656
                                                                                      ===========
NET ASSET VALUE PER SHARE.......................................................           $10.17
                                                                                           ======


-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Period Ended June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

INTEREST INCOME.................................................................         $ 2,739,792
                                                                                         ------------
EXPENSES:
   Management fee...............................................................              146,530
   Administrative fee...........................................................               54,949
   Custodian fee................................................................               15,385
   Audit and legal fees.........................................................               13,575
   Accounting fee...............................................................               12,806
   Trustees' fees...............................................................                4,175
   Transfer agent fee...........................................................                3,620
   Printing expense.............................................................                3,620
   Miscellaneous expense........................................................                1,768
                                                                                         ------------
     Total expenses.............................................................              256,428
                                                                                         ------------
Net investment income...........................................................            2,483,364
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
   Net realized losses on investments...........................................              (33,639)
   Change in unrealized appreciation or depreciation of investments.............               (3,712)
                                                                                         ------------
Net increase in net assets resulting from operations............................          $ 2,446,013
                                                                                         ============

                       See Notes to Financial Statements

-------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund
-------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED         YEAR ENDED
                                                                                 JUNE 30, 1997           DECEMBER 31,
                                                                                  (UNAUDITED)               1996
                                                                                  ------------          -------------
OPERATIONS:
   Net investment income........................................................  $  2,483,364         $  5,616,747
   Net realized losses on investments...........................................       (33,639)            (196,495)
   Change in unrealized appreciation or depreciation of investments.............        (3,712)          (1,957,496)
                                                                                  ------------         ------------
   Net increase in net assets resulting from operations.........................     2,446,013            3,462,756
                                                                                  ------------         ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income........................................................        --               (5,616,747)
   Distributions in excess of net investment income.............................        --                    (83,288)
                                                                                  ------------         ------------
   Total distributions..........................................................        --               (5,700,035)
                                                                                  ------------         ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold...............................................     2,883,692            4,581,249
   Cost of fund shares repurchased..............................................    (8,052,882)         (33,813,119)
   Distributions reinvested ....................................................        --                5,700,035
                                                                                  ------------         ------------
Net decrease in net assets resulting from fund share transactions...............    (5,169,190)         (23,531,835)
                                                                                  ------------         ------------
Total decrease in net assets....................................................    (2,723,177)         (25,769,114)
NET ASSETS:
   Beginning of period..........................................................    76,009,151          101,778,266
                                                                                  ------------         ------------
   End of period................................................................  $ 73,285,974         $ 76,009,152
                                                                                  ============         ============
Accumulated undistributed (overdistributed) net investment income
   included in ending net assets................................................  $  2,184,352         $   (299,012)
                                                                                  ============         ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold..................................................................       289,247              447,078
   Shares redeemed..............................................................      (809,682)          (3,321,354)
   Distributions reinvested.....................................................        --                  579,272
                                                                                  ------------         ------------
Net decrease....................................................................      (520,435)          (2,295,004)
                                                                                  ============         ============

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund
-------------------------------------------------------------------------------


                                    SIX MONTHS ENDED
                                                                                        YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 1997  -------------------------------------------------------------
                                                      (UNAUDITED)     1996         1995          1994         1993         1992
                                                     -------------  --------     --------      --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............     $  9.84      $ 10.16      $   9.28     $ 10.17       $ 10.26      $ 10.42
                                                      --------     --------     --------     --------      --------     --------
Net investment income.............................        0.35         0.78         0.57         0.73          0.65         0.63
Net realized and unrealized gains (losses)
   on investments.................................      (0.02)       (0.30)         0.89        (0.89)        (0.01)       (0.01)
                                                     --------     --------      --------     --------      --------     --------
Total from investment operations..................       0.33         0.48          1.46        (0.16)         0.64         0.62
                                                     --------     --------      --------     --------      --------     --------
Less distributions:
   Dividends from and in excess of net
     investment income............................      --           (0.80)        (0.58)       (0.73)        (0.65)       (0.62)
   Distributions from and in excess of net
     realized gains on investments................      --           --            --           --            (0.08)      (0.16)
                                                     --------     --------      --------     --------      --------     --------
Total distributions...............................      --           (0.80)        (0.58)       (0.73)        (0.73)       (0.78)
                                                     --------     --------      --------     --------      --------     --------
Net asset value, end of period....................    $ 10.17      $  9.84      $  10.16      $  9.28       $ 10.17      $ 10.26
                                                     ========     ========      ========     ========      ========     ========
TOTAL RETURN:
Total investment return...........................     3.35%        4.70%         15.74%      (1.57)%(b)      6.26%(b)     5.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).................   $73,286      $76,009       $101,778      $72,420       $91,195      $67,353
Ratio of expenses to average net assets...........     0.70%(d)     0.70%(a)       0.69%        0.70%(a)      0.76%(a)     0.90%
Ratio of net investment income to average
   net assets.....................................     6.78%(d)     6.71%(b)       6.76%        6.71%(b)      6.64%(b)     6.72%
Portfolio turnover ratio (c)......................       17%          72%           112%         241%          187%         169%


(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Investment Adviser and the Administrator, as described in Note 5, this ratio would have been 0.72%, 0.71%, and 0.76% for the years ended
    December 31, 1996, 1994, and 1993, respectively.
(b) Computed giving effect to the Investment Adviser's and the Administrator's expense limitation undertaking.
(c) The portfolio turnover ratio includes dollar roll transactions.
(d) Annualized.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Cash Income Fund / June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------

                                                        MARKET
                                              PAR        VALUE
                                         ---------  -----------
COMMERCIAL PAPER--(73.8%)
BANKING--(4.3%)
Sumitomo Bank Capital Markets Inc.
   (gtd. by Sumitomo Bank Ltd.)
   5.776% 7/15/97 (b)                   $3,000,000  $ 2,993,327
                                                    -----------

BEVERAGES--(4.3%)
Coca-Cola Enterprises, Inc.
   5.613% 7/08/97                        3,025,000    3,021,706
                                                    -----------

BUSINESS CREDIT INSTITUTION--(4.3%)
Finova Capital Corp. 5.642% 7/09/97      3,000,000    2,996,267
                                                    -----------

CONSULTING SERVICES--(4.2%)
CSC Enterprises (gtd. by Computer
   Services Corp.) 5.603% 7/16/97        3,000,000    2,993,025
                                                    -----------

ELECTRONICS--(4.3%)
Casio Phonemate, Inc.
   (L.O.C. BOT/Mitsubishi Bank Ltd.)
   5.676% 7/09/97 (b)                    3,000,000    2,996,233
                                                    -----------

HEALTH CARE--(4.3%)
Columbia HCA Healthcare Corp.
   5.739% 7/10/97 (b)                    3,000,000    2,995,725
                                                    -----------

LENDING INSTITUTIONS--(12.8%)
Oak Funding Corp.
   5.627% 7/11/97                        3,000,000    2,995,333
Old Line Funding Corp.
   5.605% 7/08/97 (b)                    3,000,000    2,996,745
Windmill Funding Corp.
   5.578% 7/02/97 (b)                    3,000,000    2,999,536
                                                    -----------
                                                      8,991,614
                                                    -----------
OTHER FINANCIAL--(31.1%)
Associates Corp. of North America
   6.201% 7/01/97                        1,730,000    1,730,000
Beta Finance Corp. 5.731% 8/07/97        3,000,000    2,982,579
Countrywide Home Loan (gtd. by
   Countrywide Credit Industries)
   5.592% 7/14/97                        3,000,000    2,993,966
Falcon Asset Securitization
   5.577% 7/17/97 (b)                    2,225,000    2,219,512
McKenna Triangle National Corp.
   5.558% 7/03/97 (b)                    3,000,000    2,999,075
Thames Asset Global Securitization
   5.636% 7/15/97 (b)                    3,000,000    2,993,443
Tri-Lateral Capital USA
   5.804% 9/11/97 (b)                    3,000,000    2,965,680
                                                    -----------

                                                       MARKET
                                             PAR        VALUE
                                         ---------  -----------
OTHER FINANCIAL--(CONTINUED)
Working Capital Management
   5.656% 7/01/97 (b)                   $3,000,000  $ 3,000,000
                                                    -----------
                                                     21,884,255
                                                    -----------
TELECOMMUNICATIONS--(4.3%)
GTE Corp. 5.600% 7/07/97                 3,000,000   2,997,205
                                                    -----------
   TOTAL COMMERCIAL PAPER
     (Cost $51,869,357)                              51,869,357
                                                    -----------


U.S. GOVERNMENT AGENCY OBLIGATION--(5.0%)
Federal Home Loan Bank Callable Note
   5.750% 1/09/98
   (Cost $3,500,000)                     3,500,000    3,500,000
                                                    -----------


VARIABLE RATE NOTES--(8.5%)
American Honda Finance Corp.
   (gtd. by Honda Motor Co. Inc.)
   5.842% 4/06/98 (b)                    3,000,000    2,999,558
Korea Development Bank
   5.843% 6/16/98                        3,000,000    3,000,000
                                                    -----------
   TOTAL VARIABLE RATE NOTES
     (Cost $5,999,558)                                5,999,558
                                                    -----------


YANKEE CERTIFICATES OF DEPOSIT--(12.8%)
Canadian Imperial Bank
   5.820% 3/03/98                        3,000,000    3,000,000
Fuji Bank Chicago Ltd.
   5.790% 7/18/97                        3,000,000    3,000,014
Sanwa Bank Ltd. 6.008% 7/08/97           3,000,000    2,996,500
                                                    -----------
   TOTAL YANKEE CERTIFICATES OF DEPOSIT
     (Cost $8,996,514)                                8,996,514
                                                    -----------
  TOTAL INVESTMENTS--(100.1%)
   (Cost $70,365,429) (a)                            70,365,429
OTHER ASSETS, LESS LIABILITIES--(-0.1%)                (92,934)
                                                    -----------
NET ASSETS (100%)                                   $70,272,495
                                                    ===========


*The interest rate is the effective rate at the date of purchase.
(a) The cost of investments for federal income tax purposes is identical.
    There is no unrealized appreciation or depreciation at June 30, 1997.
(b) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At June 30, 1997, the aggregate value of the Fund's private placement securities was $32,158,833, which represented 45.8% of net assets. None of these are deemed to be illiquid securities.


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Cash Income Fund / June 30, 1997 (Unaudited)
-------------------------------------------------------------------------------
ASSETS:
Investments, at market value (identified cost $70,365,429)......................       $70,365,429
Cash ...........................................................................            54,775
Receivable for fund shares sold.................................................           168,774
Dividends and interest receivable...............................................           224,633
Other assets....................................................................            18,367
                                                                                       -----------
     TOTAL ASSETS...............................................................        70,831,978
                                                                                       -----------
LIABILITIES:
Payable for fund shares repurchased.............................................           493,895
Management fee payable..........................................................            19,401
Administrative fee payable......................................................             8,603
Accrued expenses payable........................................................            36,729
                                                                                       -----------
     TOTAL LIABILITIES..........................................................           559,483
                                                                                       -----------
NET ASSETS......................................................................       $70,272,495
                                                                                       ===========
NET ASSETS REPRESENTED BY:
   Paid-in capital..............................................................       $70,272,495
                                                                                       -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST........       $70,272,495
                                                                                       ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING.......................................        70,272,495
                                                                                       ===========
NET ASSET VALUE PER SHARE.......................................................             $1.00
                                                                                             =====

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------
INTEREST INCOME.................................................................       $1,891,121
                                                                                       ----------
EXPENSES:
   Management fee...............................................................          117,275
   Administrative fee...........................................................           50,261
   Accounting fee...............................................................           12,520
   Custodian fee................................................................           10,860
   Audit and legal fees.........................................................            9,050
   Trustees' fees...............................................................            3,674
   Transfer agent fee...........................................................            3,620
   Printing expense.............................................................            2,715
   Miscellaneous expense........................................................            6,431
                                                                                       ----------
     Total expenses.............................................................          216,406
                                                                                       ----------
Net investment income...........................................................        1,674,715
                                                                                       ----------
Net increase in net assets resulting from operations............................       $1,674,715
                                                                                       ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Cash Income Fund
--------------------------------------------------------------------------------

                                                                                 SIX MONTHS ENDED        YEAR ENDED
                                                                                   JUNE 30, 1997        DECEMBER 31,
                                                                                    (UNAUDITED)             1996
                                                                                   ------------         ------------
OPERATIONS:
   Net investment income........................................................    $  1,674,715         $  3,214,365
                                                                                   ------------         ------------
Net increase in net assets resulting from operations............................      1,674,715            3,214,365
                                                                                   ------------         ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income........................................................     (1,674,715)          (3,214,365)
                                                                                   ------------         ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold...............................................     33,050,836           57,327,084
   Cost of fund shares repurchased..............................................    (29,914,448)         (60,072,108)
   Distributions reinvested.....................................................      1,674,715            3,214,365
                                                                                   ------------         ------------
Net increase in net assets resulting from fund share transactions...............      4,811,103              469,341
                                                                                   ------------         ------------
Total increase (in net assets)..................................................      4,811,103              469,341
NET ASSETS:
   Beginning of period..........................................................     65,461,392           64,992,051
                                                                                   ------------         ------------
   End of period................................................................   $ 70,272,495         $ 65,461,392
                                                                                   ============         ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold..................................................................     33,050,836           57,327,084
   Shares repurchased...........................................................    (29,914,448)         (60,072,108)
   Distributions reinvested.....................................................      1,674,715            3,214,365
                                                                                   ------------         ------------
Net increase....................................................................      4,811,103              469,341
                                                                                   ============         ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Cash Income Fund
--------------------------------------------------------------------------------

                                                    SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 1997  -------------------------------------------------------------
                                                      (UNAUDITED)     1996         1995          1994         1993         1992
                                                     -------------  --------     --------      --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............     $  1.00      $  1.00      $  1.00      $  1.00       $  1.00      $  1.00
                                                       --------     --------     --------     --------      --------     --------
Net investment income..............................       0.025        0.049        0.055        0.037         0.027        0.034
                                                       --------     --------     --------     --------      --------     --------
Less distributions:
   Distributions from net investment income........      (0.025)      (0.049)      (0.055)      (0.037)       (0.027)      (0.034)
                                                       --------     --------     --------     --------      --------     --------
Net asset value, end of period.....................     $  1.00      $  1.00      $  1.00      $  1.00       $  1.00      $  1.00
                                                       ========     ========     ========     ========      ========     ========
TOTAL RETURN:
Total investment return............................       2.49%        5.01%        5.62%        3.81%         2.70%        3.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................     $70,272      $65,461      $64,992      $78,698       $83,049      $70,821
Ratio of expenses to average net assets............       0.65%(a)     0.65%        0.63%        0.62%         0.65%        0.67%
Ratio of net investment income to
   average net assets..............................       5.01%(a)     4.90%        5.48%        3.73%         2.68%        3.42%


(a) Annualized.


                       See Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

SteinRoe Variable Investment Trust (the "Trust"), an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987. At June 30, 1997, the Trust consisted of five diversified Funds with differing investment objectives, policies and restrictions (individually referred to as a "Fund," or collectively referred to as the "Funds"):

CAPITAL APPRECIATION FUND--seeks capital growth by investing in equity securities.

MANAGED GROWTH STOCK FUND--seeks long-term growth of capital by investing 65 percent of total assets in growth companies.

MANAGED ASSETS FUND--seeks high total investment return by investing in equity and debt securities.

MORTGAGE SECURITIES INCOME FUND--seeks highest possible level of current income by investing at least 65 percent of total assets in mortgage pass-through certificates.

CASH INCOME FUND--seeks high current income while emphasizing capital preservation from investment in short-term money market instruments.

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") of various affiliated insurance companies and, in the case of Capital Appreciation Fund, also of Transamerica Life Companies, Great-West Life & Annuity Insurance Company and Providian Life & Health Insurance Company. Stein Roe and Farnham, Inc. (the "Adviser") provides investment advisory services to the Funds as well as management and administrative services. SteinRoe Services, Inc. provides transfer agent services. Keyport Financial Services Corp., a subsidiary of Keyport Life Insurance Company ("Keyport"), serves as the underwriter of the Trust. Keyport, the Adviser and the Transfer Agent are direct subsidiaries of Liberty Financial Companies, Inc. At June 30, 1997, various affiliated insurance companies of Liberty Financial Companies Inc. owned 100 percent of the outstanding shares of all Funds, except for Capital Appreciation Fund, of which Liberty Financial Companies Inc. affiliates owned 93.3 percent, Transamerica Life Companies owned
2.7 percent, Great-West Life & Annuity Insurance Company owned 3.9 percent, and Providian Life & Health Insurance Company owned 0.1 percent.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS--Portfolio securities listed on domestic exchanges and over-the-counter securities quoted on the Nasdaq system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the Nasdaq system are valued at the latest bid quotation. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value. Cash Income Fund values investments utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium.

FEDERAL INCOME TAXES--The Funds now qualify and intend to continue qualifying as "regulated investment companies" and as such (and by complying with the applicable provisions of the Internal Revenue Code) will not be subject to federal income tax on taxable income (including realized capital gains) distributed to shareholders.

FOREIGN CURRENCY TRANSACTIONS--Certain of the Funds have entered into foreign exchange contracts for the settlement of purchases and sales of securities denominated in a foreign currency to reduce the risk to the Funds from adverse changes in the relationship between the U.S. dollar and the foreign currency. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In the event that the counterparty in the foreign exchange contract fails to meet the terms of the contract, the Fund could be exposed to the effects of changes in the relationship between the U.S. dollar and the foreign currency.

INVESTMENT TRANSACTIONS--The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Managed Assets Fund and Mortgage Securities Income Fund also may enter into dollar roll transactions. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 days to 60 days, substantially similar securities at an agreed-upon price and date. These transactions may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

OTHER--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuation in exchange rates on gains and losses between trade and settlement dates on security transactions, gains and losses arising from the disposition of foreign currency, and currency gains and losses between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investment from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Unrealized appreciation and depreciation and realized gains and losses differ between financial statements and tax earnings due to deferred losses from wash sales.

NOTE 2. FUND SHARE TRANSACTIONS

Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.

NOTE 3. SECURITY TRANSACTIONS

Realized gains and losses are computed on the identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1996, Mortgage Securities Income Fund had a capital loss carryforward of $3,041,745, which will expire between 2002 and 2004, if not utilized. The cost of investments purchased and proceeds from investments sold, excluding short-term investments, for the six months ended June 30, 1997, for the Funds, excluding Cash Income Fund, were as follows:

                                                               MORTGAGE
                        CAPITAL      MANAGED      MANAGED     SECURITIES
                     APPRECIATION    GROWTH       ASSETS        INCOME
                         FUND      STOCK FUND      FUND          FUND
                     ------------  -----------  ----------  ---------------
Cost of investments
 purchased..........  $67,635,846  $18,783,042  $68,324,869  $14,888,245
Proceeds from
 investments sold...   74,660,798   23,423,495  122,426,982   12,005,496

NOTE 4. DISTRIBUTIONS TO SHAREHOLDERS

The Funds, with the exception of the Cash Income Fund, intend to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net gains realized from the sale of portfolio securities. All dividends and distributions are reinvested in additional shares of the Funds. Cash Income Fund declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles primarily relating to gains and losses on principal paydowns.

NOTE 5. MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have advisory and administrative agreements with the Adviser. The following investment advisory fee rates were in effect as of June 30, 1997:

                                               ANNUAL RATE(S) AS A
                                                   PERCENT OF
        FUND(S)                             AVERAGE DAILY NET ASSETS
        -------                              ----------------------
Capital Appreciation Fund.......................    .50 of 1%

Managed Growth Stock Fund.......................    .50 of 1%

Managed Assets Fund.............................    .45 of 1%

Mortgage Securities Income Fund.................    .40 of 1%

Cash Income Fund................................    .35 of 1%

As of June 30, 1997, for all the Funds, the administrative fee was .15 of 1 percent of average annual net assets. Both the investment advisory fees and the administrative fees are computed daily and paid monthly.

The Adviser also provides the Funds with certain Fund accounting services. The fee is $25,000 annually plus .0025 of 1 percent of assets in excess of $50 million. For the six months ended June 30, 1997, Capital Appreciation Fund, Managed Growth Stock Fund, Managed Assets Fund, Mortgage Securities Income Fund and Cash Income Fund incurred charges of $14,234, $14,380, $15,660, $12,806, and $12,520, respectively.

The Funds pay SteinRoe Services, Inc. for transfer agent services rendered at an annual rate of $7,500 computed on the basis of $625 per month.

The Adviser has agreed to reimburse all expenses, including management fees, incurred by the Funds as follows:

        FUND(S)                           EXPENSES EXCEEDING
        -------                        -------------------------
Capital Appreciation Fund..........   .80 of 1% of average daily net assets

Managed Growth Stock Fund..........   .80 of 1% of average daily net assets

Managed Assets Fund................   .75 of 1% of average daily net assets

Mortgage Securities Income Fund....   .70 of 1% of average daily net assets

Cash Income Fund...................   .65 of 1% of average daily net assets

The expense limitations expire April 30, 1998.

NOTE 6. INVESTMENT IN REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks, broker-dealer firms and other recognized financial institutions, whereby such institutions sell an instrument in which a Fund may invest to that Fund, and the seller agrees, at the time of the sale, to repurchase that instrument at a specified time and price. The Funds require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in an amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. In the event the seller of the instrument defaults on the repurchase obligation, a Fund could receive less than the repurchase price on the sale of the securities to another party or could be subject to delays in selling the securities.

                        Stein Roe & Farnham Incorporated
                             One South Wacker Drive
                             Chicago, Illinois 60606

                                 TRANSFER AGENT
                             SteinRoe Services, Inc.
                             One South Wacker Drive
                             Chicago, Illinois 60606

                                   DISTRIBUTOR
                        Keyport Financial Services Corp.
                                 125 High Street
                           Boston, Massachusetts 02110

                                 CLIENT SERVICES
                         Keyport Life Insurance Company
                                 125 High Street
                           Boston, Massachusetts 02110
                             800-367-3653 (Press 3)

                                    CUSTODIAN
                        State Street Bank & Trust Company
                                  P.O. Box 366
                           Boston, Massachusetts 02101

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               Peat Marwick Plaza
                              303 East Wacker Drive
                             Chicago, Illinois 60601

                                  LEGAL COUNSEL
                              Bingham, Dana & Gould
                               150 Federal Street
                           Boston, Massachusetts 02110

                                  THE TRUSTEES
                                John A. Bacon Jr.
                             Richard R. Christensen
                                Salvatore Macera
                              Dr. Thomas E. Stitzel


     This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by Keyport Life Insurance Company, Independence Life Insurance Company, or Liberty Life Assurance Company of Boston.



                                  12/96 NIM 30m